Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000

Servicer Certificate (Page 1 of 3)
Distribution Date:
02/20/97

Investor Certificateholder Floating Allocation Percentage
97.47%
Investor Certificateholder Fixed Allocation Percentage
97.90%

Aggregate Amount of  Collections
18,285,813.54
     Aggregate Amount of  Interest Collections
5,629,915.59
     Aggregate Amount of  Principal Collections
12,655,897.95

Int. Collections Alloc. to Investor
5,487,726.44
Class A Principal Collections
11,423,964.20
Seller Interest Collections
142,189.15
Seller Principal Collections
1,231,933.75
Weighted Average Loan Rate
13.84%
Net Loan Rate
12.84%
Weighted Average Maximum Loan Rate
18.78%
Class A-1 Certificate Rate
5.6953%
Maximum Investor Certificate Rate
12.9500%
Class A-1 Certificate Interest Distributed
2,352,464.99
Class A-1 Investor Certificate Interest Shortfall before
0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
0.00
Unpaid Class A-1 Carryover Interest Amount
0.00
Maximum Principal Dist. Amount (MPDA)
12,390,124.09
Alternative Principal Dist. Amount (APDA)
11,423,964.20
Rapid Amortization Period? (Y=1, N=0)
0.00
Scheduled Principal  Distribution Amount (SPDA)
11,423,964.20
Principal  allocable to Class A-1
11,423,964.20

SPDA deposited to Funding Account
0.00
Accelerated Principal Distribution Amount
0.00
APDA allocable to Class A-1
0.00
Reimbursement to Credit Enhancer
0.00

Spread Trigger hit?                                      No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount
688,979.03


Cumulative Investor Liquidation Loss Amount
688,979.03

Total Principal allocable to A-1
12,112,943.23


Beginning Class A-1 Certificate Principal Balance
495,663,622.11

Ending Class A-1 Certificate Principal Balance
483,550,678.88
Pool Factor (PF)
0.7583205

Servicer Certificate (Page 2 of  3)
Distribution Date:
02/20/97
Retransfer Deposit Amount
0.00
Servicing Fees Distributed
415,764.16
Beg. Accrued and Unpaid Inv. Servicing Fees
0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
0.00
End. Accrued and Unpaid Inv. Servicing Fees
0.00
Aggregate Investor Liquidation Loss Amount
688,979.03
Investor Loss Reduction Amount
0.00
Beginning Pool Balance
511,843,949.28
Ending Pool Balance
499,711,357.83
Beginning Invested Amount
498,916,991.11
Ending Invested Amount
486,804,047.88
Beginning Seller Principal Balance
12,926,958.17
Ending Seller Principal Balance
12,907,309.95
Additional Balances
1,231,933.75
Beginning Funding Account Balance
0.00
Ending Funding Account Balance
0.00
Ending Funding Account Balance % (before any purchase of
0.00%
Ending Funding Account Balance % (after purchase of Subse
0.00%
Principal Balance of Subsequent Funding Loans Purchased i
0.00
Principal Collections to purchase Additional Balances and
0.00
Beginning  Pre-Funding Account Balance
0.00
Ending Pre-Funding Account Balance
0.00
Pre-Funding Earnings
0.00
Beginning Capitalized Interest Account
0.00
Capital Interest Requirement (Transferred to Collection A
0.00
Ending Capitalized Interest Account
0.00
Beginning Spread Account Balance
6,506,737.00
Ending Spread Account Balance
6,506,737.00
Beginning Seller Interest
2.5256%
Ending Seller's Interest
2.5830%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts
223
     Trust Balance
7,112,950.27
   90+ days (Del Stat 3+)
     No. of Accounts
371
     Trust Balance
13,554,416.94
   270+ days (Del Stat 9+)
     No. of Accounts
 95
     Trust Balance
3,837,777.01
   REO
     No. of Accounts
 10
     Trust Balance
409,678.31
Rapid Amortization Event ?                               No
   Failure to make payment within 5 Business Days of RequNo
   Failure to perform covenant relating to Trust's SecuriNo
   Failure to perform other covenants as described in theNo
   Breach of Representation or Warranty ?                No
   Bankruptcy, Insolvency or Receivership relating to SelNo
   Subject to Investment Company Act of 1940 Regulation ?No
   Servicing Termination ?                               No
   Aggregate of Credit Enhancement Draw Amounts exceed 1%No

Servicer Certificate (Page 3 of  3)

Distribution Date:
02/20/97

Event of Default ?                                       No
   Failure by Servicer to make payment within 5 Bus. DaysNo
   Failure by Servicer to perform covenant relating to TrNo
   Failure by Servicer to perform other covenants as descNo
   Bankruptcy, Insolvency or Receivership relating to MasNo
   Trigger Event ?                                       No

Policy Fee Distributed to Credit Enhancer (Paid directly N/A
Premium Distributed to Credit Enhancer
0.00
Amount Distributed to Seller
1,374,122.90
Master Servicer Credit Facility Amount
0.00
Guaranteed Principal Distribution Amount
0.00
Credit Enhancement Draw Amount
0.00
Spread Account Draw Amount
0.00
Capitalized Interest Account Draw
0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))
0.00
Amount paid to Trustee
0.00
Cumulative Draw under Policy
0.00
Net Yield
5.19%


Total  Available Funds
     Aggregate Amount of Collections
18,285,813.54
     Deposit for principal not used to purchase subsequen
0.00
     Interest Earnings on the Pre-Funding Account
0.00
     Deposit from Capitalized Interest Account
0.00
     Total
18,285,813.54


Application of Available Funds
     Servicing Fee
415,764.16
     Prinicpal and Interest to Class A-1
14,465,408.22

     Seller's portion of Principal and Interest
1,374,122.90
     Funds deposited into Funding Account (Net)
0.00
     Funds deposited into Spread  Account
0.00
     Excess funds released to Seller
2,030,518.26
     Total
18,285,813.54


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.


A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:
02/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage
97.4744%
Class A Certificateholder Fixed Allocation Percentage
97.9000%

Beginning Class A-1 Certificate Balance
495,663,622.11


Class A-1 Certificate Rate
5.695310%

Class A-1 Certificate Interest Distributed
3.689215

Class A-1 Certificate Interest Shortfall Distributed
0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall
0.000000


Rapid Amortization Event ?                               No
Class A-1 Certificate Principal Distributed
18.995928

   Maximum Principal Distribution Amount
19.430612
   Scheduled Principal  Distribution Amount (SPDA)
17.915447
   Accelerated Principal Distribution Amount
0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
1.080480

Total Amount Distributed to Certificateholders
21.604663

Principal Collections deposited into Funding Account
0.00
Ending Funding Account Balance
0.00

Ending Class A-1 Certificate Balance
483,550,678.88


Class A-1 Factor
0.7583205

Pool Factor (PF)
0.7583205

Unreimbursed Liquidation Loss Amount
$0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount
$0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Los
$0.00

Class A Servicing Fee
415,764.16

Beginning Invested Amount
498,916,991.11
Ending Invested Amount
486,804,047.88
Beginning Pool Balance
511,843,949.28
Ending Pool Balance
499,711,357.83

Spread Account Draw Amount
0.00
Credit Enhancement Draw Amount
0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:
02/20/97

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts
223
     Trust Balance
7,112,950.27

   90+ days (Del Stat 3+)
     No. of Accounts
371
     Trust Balance
13,554,416.94

   REO
     No. of Accounts
 10
     Trust Balance
409,678.31

Aggregate Liquidation Loss Amount for Liquidated Loans
533,468.43

Class A-1 Certificate Rate for Next Distribution Date    To be
updated


Amount of any Draws on the Policy
0.00

Subsequent Mortgage Loans
     No. of Accounts
0.00
     Trust Balance
0.00

Pre-Funded Amount (Ending)
0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts
  0
     Trust Balance
0.00